Exhibit 10.28

                     FOREBEARANCE AND MODIFICATION AGREEMENT

      THIS FOREBEARANCE AGREEMENT is executed as of March 31, 2005, by and between 231 Norman Avenue, LLC, a New York limited liability company (the "Borrower"), with an address at 231 Norman Avenue, Brooklyn, New York, 11222, and DCI USA, Inc. (the "Lender"), with an address at 20 West 64th Street, New York, NY 10023.

                                    RECITALS

      Whereas, Borrower is obligated to, among other things, make quarterly interest payments to Lender pursuant to the terms and conditions of the Promissory Note dated February 24, 2004 (the "$770,000 Note") in the original principal amount of $770,000 from Borrower to Direct Capital Investment, Ltd. ("DCI"), which was duly assigned to Lender;

      Whereas, payments were made to DCI at the end of each calendar quarter notwithstanding the terms of the $770,000 Note;

      Whereas, payment was made by Borrower on February 1, 2005 in the amount of $7,000 against accrued interest of $13,163.84 which was due and payable on December 31, 2004 with respect to the $770,000 Note;

      Whereas, Borrower has requested, and Lender has agreed, that the next payment due to Borrower under the $770,000 Note shall not be due until March 31, 2005,

      Whereas, Borrower is obligated to, among other things, make quarterly interest payments to Lender commencing on February 25, 2005 pursuant to the terms and conditions of the Assignment of Obligations under Promissory Note and Indemnification Agreement (the "$600,000 Note; and together with the $770,000 Note, the "Notes") which were duly assigned to the Lender from 231 Norman Avenue Property Development, LLC with the consent of Hypothecators Mortgage Company and Elliot Rubin;

      Whereas, Borrower has requested, and Lender has agreed, that the first payment due to Borrower under the $600,000 Note in the amount of $6,115.07 shall not be due until March 31, 2005;

      Now, therefore, for good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties agree as follows:

      1. Forebearance. Lender hereby agrees with the Borrower that it shall forego the interest payments and the default payments related thereto due it pursuant to the terms of the Notes.

      On March 31, 2005, Borrower shall make a quarterly interest payment to the Lender, representing accrued interest with respect to the $770,000 Note from January 1, 2005 through and including March 31, 2005, on March 31, 2005. Said payment of $6,115.07 shall represent accrued interest with respect to the $770,000 Note.

      On March 31, 2005, Borrower shall make the first quarterly interest payment to the Lender of $6,000, representing accrued interest with respect to the $600,000 Note from November 29, 2004 through and including February 25, 2005.

      2. Default. If said payment is not made within 15 business days after March 31, 2005, the payment which was due on December 31, 2004 with respect to the $770,000 Note shall bear interest as provided in Section 2 of the Note from January 1, 2005 until the late payment is made in full.

      3. Note Modification. Notwithstanding the terms of the Notes to the contrary, as of the date hereof Borrower shall make quarterly payments to Lender of interest only commencing March 31, 2005 in arrears. All other terms of the Notes shall remain in full force and effect except as specifically modified herein.

      4. Reference. On and after the date hereof, each reference in each Note to "this Note", "hereunder", "hereof", "herein" or words of like import, and each reference to the Note in any other agreement, document or other instrument, shall mean, and be a reference to the particular Note, as modified by this agreement.

      5.   Counterparts.   This  agreement  may  be  executed  in  one  or  more
counterparts and by facsimile, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      6. Captions. The captions used herein are intended for convenience of reference only, shall not constitute any part of this agreement and shall not modify or affect in any manner the meaning or interpretation of any of the provisions of this agreement.

      7. Binding Effect. This agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties hereto.

      8. Governing Law. This agreement and the rights and obligations of the parties under this agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws rules applied in such state.

      IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date appearing on the first page of this Agreement.


                                               LENDER:


                                               DCI USA, Inc.

                                               By: /s/ Jonathan Ilan Ofir
                                                   ----------------------
                                               Chief Executive Officer

                                               BORROWER:

                                               231 Norman Avenue, LLC

                                               By: /s/ David Yerushalmi
                                                   ----------------------